UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  June 28, 2005
                                 --------------
                                (Date of report)

                        Cedric Kushner Promotions, Inc.
             (Exact Name of Registrant as Specified in its Charter)



        Delaware                  0-25563                      65-0648808
-----------------------     ----------------------           ---------------
(State of Incorporation)   (Commission File Number)         (IRS Employer ID)


                       1414 Avenue of Americas, Suite 406
                               New York, NY 10019
                     --------------------------------------
                    (Address of principal executive offices)


                                 (212) 755-1944
               --------------------------------------------------
              (Registrant's telephone number, including area code)


                                   Copies to:
                            Richard A. Friedman, Esq.
                              Eric A. Pinero, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation.
Item 3.02 Unregistered Sales of Equity Securities.

         On June 28, 2005, TV The Movie Holdings, LLC and Beer League Holdings, LLC (collectively, the "Holding Companies"), each of which Ckrush Entertainment, Inc. ("Ckrush"), a wholly owned subsidiary of Cedric Kushner Promotions, Inc. ("CKP"), is the sole managing member thereof and owns a controlling ownership interest therein, closed a private placement offering (the "Offering") pursuant to which the Holding Companies sold and issued an aggregate of approximately 69 units of revenue participation rights ("RPRs") to certain accredited investors for an aggregate purchase price of approximately $3,800,000. The aforementioned securities were sold in reliance upon the exemption afforded by the provisions of Regulation D, as promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

         The RPRs were issued in connection with proposed motion pictures currently entitled "Beer League" and "TV The Movie" in which production of said films shall be performed by applicable development and production partners of Ckrush through separate, single purpose business entities also managed by Ckrush (the "Production Entities"). The Holding Companies will (i) be responsible for the production of each motion picture through the Production Entities, (ii) own the completed films and the copyrights thereto, and (iii) be responsible for the commercial exploitation of the rights in the motion pictures in all media outlets throughout the world. The proceeds from the Offering will be used to finance the production of the motion pictures in an amount equal to approximately $2,500,000 for each picture, inclusive of certain fees and expenses. Ckrush shall have the discretion as to the funding of the motion pictures and with respect to all decisions regarding the timing of the application of funds toward pre-production, production and post-production activities of the motion pictures. In addition, Ckrush, together with its production partners (as applicable), shall make all decisions regarding distribution, licensing, promotion and exploitation of the rights in the motion pictures. The investors shall have no direct role in the management of the Holding Companies, Production Entities or otherwise relating to the motion pictures, it being the intention of the parties that the investors shall have passive economic rights through the RPRs and as Class B non-voting members of the Holding Companies with each investor's ownership percentage therein being proportionate to their respective purchase price.

         To the extent of available cash flow from the Holding Companies, the RPRs shall entitle the investors a return of 100% of their respective purchase price, plus a 20% preferred return, after deduction of (i) guild or union liens or obligations, (ii) unpaid direct expenses of the motion pictures, (iii) unaffiliated third party sales agency fees or commissions, and (iv) any gross royalties payable to unaffiliated third parties which are not subordinate to the Offering. If the $2,750,000 per picture funding amount (the "Per Picture Funding Amount") is fully funded in the aggregate amount of $5,500,000, the investors shall receive an aggregate 15% interest in the residual cash flow of the Holding Companies. In the event that less than the Per Picture Funding Amount is raised for each motion picture, the aggregate share of the residual cash flow to the investors shall be reduced on a proportionate basis.

         In addition, CKP and Ckrush entered into a Guaranty Agreement (the "Guaranty Agreement") dated as of June 28, 2005 with an accredited investor who purchased a principal amount $3,000,000 convertible debenture from one of the investors of the Offering. Pursuant to the Guaranty Agreement, CKP and Ckrush guaranteed the repayment of the convertible debenture since the proceeds from the convertible debenture were utilized by the investor to purchase RPRs. The holder of the convertible debenture has the right to enforce the guaranty at any time commencing on the second anniversary of the date of the Guaranty Agreement or earlier upon the occurrence of (i) a material breach under the limited liability company agreements of the Holding Companies which affects the rights of the holder, (ii) an event of default of the Security Agreements each dated as of June 28, 2005 which the investor in the Offering and the Holding Companies entered into with the holder of the convertible debenture, (iii) a material breach by Ckrush of the Subscription Agreement in connection with the Offering, or (iv) a material breach of the Security Agreement dated as of June 28, 2005 which Ckrush entered into with the holder of the convertible debenture (as further described below).

     Further, on June 28, 2005 Ckrush entered into a Security Agreement with the holder of the convertible debenture in which Ckrush granted to such holder a security interest in any and all of Ckrush's rights and interests in the Holding Companies, including, without limitation, (i) any and all distributions to Ckrush from the Holding Companies in connection with the motion pictures, and
(ii) any and all rights to the proceeds of the motion pictures derived from their commercial exploitation including the screenplays, scripts, films, video tapes, digital or other productions, trailers, screenplay props, still prints, box office share, and revenue derived from any of the foregoing (collectively, the "Pledged Property"). The Pledged Property shall secure the obligations of Ckrush if there is an event of default under the Guaranty Agreement which Ckrush entered into with the holder of the convertible debenture (as described above).

         On June 28, 2005, CKP entered into a Pledge and Escrow Agreement (the "Pledge Agreement") with the holder of the convertible debenture and a certain escrow agent pursuant to which CKP agreed to pledge shares of its common stock, par value $.01 per share (the "Common Stock"), to secure the payment of CKP to the holder of the convertible debenture, if and when due, under the Guaranty Agreement. CKP agreed to pledge and deliver such number of shares of Common Stock on the Pledge Determination Date (as hereinafter defined) equal to (i) the product of the total amount outstanding under the convertible debenture as of the date eighteen months from June 28, 2005 ("Pledge Determination Date"), (ii) multiplied by three, and (iii) divided by the average of the closing bid price of the Common Stock for the fifteen trading days immediately preceding the Pledge Determination Date. The holder of the convertible debenture has the right to enforce its rights under the Pledge Agreement if CKP defaults with respect to its obligations under the Guaranty Agreement, as described above.


Item 9.01 Financial Statements and Exhibits.

(a)      Financial statements of business acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

Exhibit
Number                              Description
--------- ----------------------------------------------------------------------
10.1 Subscription Agreement dated as of June 28, 2005 by and between Ckrush Entertainment, Inc. and the investors named on the signature pages thereto.
10.2 Guaranty Agreement dated as of June 28, 2005 by and between Ckrush Entertainment, Inc., Cedric Kushner Promotions, Inc. and Cornell Capital Partners, L.P.
10.3 Security Agreement dated as of June 28, 2005 by and between Ckrush Entertainment, Inc., and Cornell Capital Partners, L.P.
10.4 Pledge and Escrow Agreement dated as of June 28, 2005 by and between Cedric Kushner Promotions, Inc., Cornell Capital Partners, L.P. and David Gonzalez, Esq.

                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Cedric Kushner Promotions, Inc. (Registrant)

July 5, 2005



                             /s/ James DiLorenzo
                             ------------------------
                             By: James DiLorenzo
                             Executive Vice President